EXHIBIT 10.2

PARTIAL TERMINATION OF AND FIRST AMENDMENT TO
AMENDED AND RESTATED MASTER LEASE AGREEMENT
(LEASE NO. 1)

THIS PARTIAL TERMINATION OF AND FIRST AMENDMENT TO AMENDED AND RESTATED MASTER LEASE AGREEMENT (LEASE NO. 1) (this “Amendment”) is made and entered into as of October 1, 2009 by and among each of the parties identified on the signature pages hereof as a landlord (collectively, “Landlord”) and FIVE STAR QUALITY CARE TRUST, a Maryland business trust (“Tenant”).

W I T N E S S E T H:

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 1), dated as of August 4, 2009 (“Amended Lease No. 1”), Landlord leases to Tenant, and Tenant leases from Landlord, the Leased Property (as such term is defined in Amended Lease No. 1), all as more particularly described in Amended Lease No. 1; and

WHEREAS, on or about the date hereof, SPTIHS Properties Trust has sold a portion of the Leased Property consisting of the real property and related improvements located at 34 Northcrest Drive, Council Bluffs, Iowa, all as more particularly described on Exhibit A-19 to Amended Lease No. 1 (the “Council Bluffs Property”); and

WHEREAS, SPTIHS Properties Trust, the other entities comprising Landlord and Tenant wish to amend Amended Lease No. 1 to terminate Amended Lease No. 1 with respect to the Council Bluffs Property;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree that, effective as of the date hereof, Amended Lease No. 1 is hereby amended as follows:

1.             Capitalized Terms.  Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in Amended Lease No. 1.

2.             Partial Termination of Lease.  Amended Lease No. 1 is terminated with respect to the Council Bluffs Property and neither Landlord nor Tenant shall have any further rights or liabilities thereunder with respect to the Council Bluffs Property from and after the date hereof, except those rights and liabilities which by their terms survive termination of Amended Lease No. 1.

3.             Definition of Minimum Rent.  The defined term “Minimum Rent” set forth in Section 1.68 of Amended Lease No. 1 is hereby deleted in its entirety and replaced with the following:

“Minimum Rent”  shall mean the sum of Forty-Four Million One Hundred Sixty-Four Thousand Forty-Four and 28/100s Dollars ($44,164,044.28) per annum.

4.             Schedule 1.  Schedule 1 to Amended Lease No. 1 is hereby deleted in its entirety and replaced with Schedule 1 attached hereto.

5.             Exhibit A.  Exhibit A to Amended Lease No. 1 is hereby amended by deleting Exhibit A-19 attached thereto in its entirety and replacing it with the following “Intentionally Deleted.”

6.             Ratification.  As amended hereby, Amended Lease No. 1 is hereby ratified and confirmed.

[Signature Page Follows.]

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IN WITNESS WHEREOF, the parties have executed this Amendment as a sealed instrument as of the date above first written.

LANDLORD:

SNH SOMERFORD PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SPTMNR PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH/LTA PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SPTIHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

SNH CHS PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President

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SNH/LTA PROPERTIES GA LLC

By:	/s/ David J. Hegarty
David J. Hegarty
President

TENANT:

FIVE STAR QUALITY CARE TRUST

By:	/s/ Francis R. Murphy III
Francis R. Murphy III
Treasurer

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SCHEDULE 1

PROPERTY-SPECIFIC INFORMATION

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-1	La Mesa Healthcare Center 2470 South Arizona Avenue Yuma, AZ 85364	2005	$6,333,157	12/31/2001	10%
A-2	SunQuest Village of Yuma 265 East 24th Street Yuma, AZ 85364	2005	$543,595	12/31/2001	10%
A-3	Somerford Place - Encinitas 1350 South El Camino Real Encinitas, CA 92024	2009	N/A	03/31/2008	8%
A-4	Somerford Place - Fresno 6075 North Marks Avenue Fresno, CA 93711	2009	N/A	03/31/2008	8%
A-5	Lancaster Healthcare Center 1642 West Avenue J Lancaster, CA 93534	2005	$6,698,648	12/31/2001	10%
A-6	Somerford Place - Redlands 1319 Brookside Avenue Redlands, CA 92373	2009	N/A	03/31/2008	8%
A-7	Somerford Place - Roseville 110 Sterling Court Roseville, CA 95661	2009	N/A	03/31/2008	8%
A-8	Leisure Pointe 1371 Parkside Drive San Bernardino, CA 92404	2007	$1,936,220	09/01/2006	8.25%
A-9	Van Nuys Health Care Center 6835 Hazeltine Street Van Nuys, CA 91405	2005	$3,626,353	12/31/2001	10%
A-10	Mantey Heights Rehabilitation & Care Center 2825 Patterson Road Grand Junction, CO 81506	2005	$5,564,949	12/31/2001	10%
A-11	Cherrelyn Healthcare Center 5555 South Elati Street Littleton, CO 80120	2005	$12,574,200	12/31/2001	10%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-12	Somerford House and Somerford Place - Newark I & II 501 South Harmony Road and 4175 Ogletown Road Newark, DE 19713	2009	N/A	03/31/2008	8%
A-13	Tuscany Villa Of Naples (aka Buena Vida) 8901 Tamiami Trail East Naples, FL 34113	2008	$2,157,675	09/01/2006	8.25%
A-14	College Park Healthcare Center 1765 Temple Avenue College Park, GA 30337	2005	$4,130,893	12/31/2001	10%
A-15	Morningside of Columbus 7100 South Stadium Drive Columbus, GA 31909	2006	$1,381,462	11/19/2004	9%
A-16	Morningside of Dalton 2470 Dug Gap Road Dalton, GA 30720	2006	$1,196,357	11/19/2004	9%
A-17	Morningside of Evans 353 North Belair Road Evans, GA 30809	2006	$1,433,421	11/19/2004	9%
A-18	Vacant Land Adjacent to Morningside of Macon 6191 Peake Road Macon, GA 31220	2006	N/A	11/19/2004	9%
A-19	Intentionally Deleted.
A-20	Union Park Health Services 2401 East 8th Street Des Moines, IA 50316	2005	$4,404,678	12/31/2001	10%
A-21	Park Place 114 East Green Street Glenwood, IA 51534	2005	$8,109,512	12/31/2001	10%
A-22	Prairie Ridge Care & Rehabilitation 608 Prairie Street Mediapolis, IA 52637	2005	$3,234,505	12/31/2001	10%
A-23	Ashwood Place 102 Leonardwood Frankfort, KY 40601	2007	$1,769,726	09/01/2006	8.25%
A-24	Somerford Place - Annapolis 2717 Riva Road Annapolis, MD 21401	2009	N/A	03/31/2008	8%
A-25	Somerford Place - Columbia 8220 Snowden River Parkway Columbia, MD 21045	2009	N/A	03/31/2008	8%
A-26	Somerford Place - Frederick 2100 Whittier Drive Frederick, MD 21702	2009	N/A	03/31/2008	8%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-27	Somerford Place - Hagerstown 10114 & 10116 Sharpsburg Pike Hagerstown, MD 21740	2009	N/A	03/31/2008	8%
A-28	The Wellstead of Rogers 20500 and 20600 South Diamond Lake Road Rogers, MN 55374	2009	N/A	03/01/2008	8%
A-29	Arbor View Healthcare & Rehabilitation (aka Beverly Manor) 1317 North 36th St St. Joseph, MO 64506	2005	$4,339,882	12/31/2001	10%
A-30	Hermitage Gardens of Oxford 1488 Belk Boulevard Oxford, MS 38655	2007	$1,816,315	10/01/2006	8.25%
A-31	Hermitage Gardens of Southaven 108 Clarington Drive Southaven, MS 38671	2007	$1,527,068	10/01/2006	8.25%
A-32	Ashland Care Center 1700 Furnace Street Ashland, NE 68003	2005	$4,513,891	12/31/2001	10%
A-33	Blue Hill Care Center 414 North Wilson Street Blue Hill, NE 68930	2005	$2,284,065	12/31/2001	10%
A-34	Central City Care Center 2720 South 17th Avenue Central City, NE 68462	2005	$2,005,732	12/31/2001	10%
A-35	Rose Brook Care Center 106 5th Street Edgar, NE 68935	2005	$1,862,074	12/31/2001	10%
A-36	Gretna Community Living Center 700 South Highway 6 Gretna, NE 68028	2005	$3,380,356	12/31/2001	10%
A-37	Sutherland Care Center 333 Maple Street Sutherland, NE 69165	2005	$2,537,340	12/31/2001	10%
A-38	Waverly Care Center 11041 North 137th Street Waverly, NE 68462	2005	$3,066,135	12/31/2001	10%
A-39	Rolling Hills Manor 600 Newport Drive Baldwin, PA 15234	2006	$1,791,274	10/31/2005	9%
A-40	Ridgepointe 5301 Brownsville Road Pittsburgh, PA 15236	2006	$1,944,499	10/31/2005	9%
A-41	Mount Vernon of South Park 1400 Riggs Road South Park, PA 15129	2006	$2,718,057	10/31/2005	9%
A-42	Morningside of Gallatin 1085 Hartsville Pike Gallatin, TN 37066	2006	$1,343,801	11/19/2004	9%

Exhibit	Property Address	Base Gross Revenues (Calendar Year)	Base Gross Revenues (Dollar Amount)	Commencement Date	Interest Rate
A-43	Walking Horse Meadows 207 Uffelman Drive Clarksville, TN 37043	2007	$1,471,410	01/01/2007	8.25%
A-44	Morningside of Belmont 1710 Magnolia Boulevard Nashville, TN 37212	2006	$3,131,648	06/03/2005	9%
A-45	Dominion Village at Chesapeake 2856 Forehand Drive Chesapeake, VA 23323	2005	$1,416,951	05/30/2003	10%
A-46	Dominion Village at Williamsburg 4132 Longhill Road Williamsburg, VA 23188	2005	$1,692,753	05/30/2003	10%
A-47	Heartfields at Richmond 500 North Allen Avenue Richmond, VA 23220	2005	$1,917,765	10/25/2002	10%
A-48	Brookfield Rehabilitation and Specialty Care (aka Woodland Healthcare Center) 18741 West Bluemound Road Brookfield, WI 53045	2005	$13,028,846	12/31/2001	10%
A-49	Meadowmere - Southport Assisted Living 8350 and 8351 Sheridan Road Kenosha, WI 53143	2009	N/A	01/04/2008	8%
A-50	Meadowmere - Madison Assisted Living 5601 Burke Road Madison, WI 53718	2009	N/A	01/04/2008	8%
A-51	Sunny Hill Health Care Center 4325 Nakoma Road Madison, WI 53711	2005	$3,237,633	12/31/2001	10%
A-52	Mitchell Manor Senior Living 5301 West Lincoln Avenue West Allis, WI 53219	2009	N/A	01/04/2008	8%
A-53	Laramie Care Center 503 South 18th Street Laramie, WY 82070	2005	$4,473,949	12/31/2001	10%